EX-32        SECTION 1350 CERTIFICATION OF JAMES H. ALEXANDER AND
             THOMAS E. FERNEAU, III

                      SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of World Am
Communications, Inc. ("Company") on Form 10-QSB/A for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 28, 2004                /s/  James H. Alexander
                                       James H. Alexander, President



Dated: January 28, 2004                /s/  Thomas E. Ferneau, III
                                       Thomas E. Ferneau, III
                                       Chief Financial Officer